Exhibit 99.1

FOR IMMEDIATE RELEASE	Media relations contact:
Charles Coleman, (626) 302-7982

Investor relations contact:
Scott Cunningham, (626) 302-2540

Edison International Reports Second Quarter 2011 Financial Results

ROSEMEAD, Calif., August 4, 2011 – Edison International (NYSE: EIX) today reported second quarter 2011 basic earnings of $0.54 per share, compared to $1.05 per share in the same quarter last year. The second quarter of 2010 included a gain of $0.43 per share related to a tax settlement. The impacts of the settlement, including state taxes and related lease terminations, were non-core items in the company’s quarterly and year-to-date results.

Excluding non-core items and discontinued operations, core earnings in the second quarter of 2011 were $0.54 per share compared to $0.62 per share in the second quarter of 2010. Core earnings declined primarily due to lower income at Southern California Edison (SCE) as rate base growth was more than offset by tax benefits recorded in the second quarter of 2010 from a change in tax accounting.

“Our second quarter and year-to-date earnings performance is fully consistent with our 2011 earnings guidance,” said Ted Craver, chairman and chief executive officer of Edison International, “and we now see full-year 2011 earnings at the high end of our guidance range.”

Second Quarter Earnings Detail

SCE’s second quarter 2011 basic earnings were $0.65 per share compared to $0.92 per share in the second quarter last year. Second quarter 2011 core earnings were $0.65 per share compared to $0.75 per share in the prior-year period. Core earnings decreased as rate base growth was more than offset by a $0.12 per share benefit in the second quarter of 2010 from a change in tax accounting for asset removal costs primarily related to SCE’s infrastructure replacement program.

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Note: GAAP earnings and losses refer to net income or losses attributable to Edison International throughout this release. Core earnings is a non-GAAP financial measure. See Reconciliation of Core Earnings to GAAP Earnings and Reconciliation of Core Earnings Per Share Guidance to Basic Earnings Per Share Guidance.

Edison International Reports Second Quarter 2011 Financial Results

EMG’s second quarter 2011 basic losses were $(0.09) per share compared to basic earnings of $0.08 per share in the second quarter of 2010. Core losses were $(0.09) per share compared to core losses of $(0.10) per share in the second quarter of 2010. Comparisons reflect higher trading revenue and a project distribution, which were largely offset by lower realized energy prices and higher plant maintenance and outage costs.

Edison International parent company and other second quarter 2011 basic losses were $(0.02) per share compared to basic earnings of $0.05 per share in the prior-year period. Core losses were $(0.02) per share in the second quarter of 2011 compared to core losses of $(0.03) per share in the second quarter of 2010. Non-core items in the second quarter of 2010 included tax settlement impacts at Edison International as well as SCE and EMG.

Year-to-Date Earnings Summary

Edison International reported basic earnings of $1.15 per share for the six-month period ending June 30, 2011, compared to $1.77 per share for the same period last year. Core earnings for the first six months of 2011 were $1.16 per share compared to $1.44 per share for the first half of 2010.

Year-to-Date Earnings Detail

SCE’s basic earnings were $1.33 per share compared to $1.43 per share for the same period last year. Core earnings were $1.33 per share compared to $1.38 per share in the same period of 2010. Core earnings decreased as rate base growth was more than offset by higher income tax expense reflecting the 2010 change in tax accounting.

EMG’s basic losses were $(0.16) per share compared to basic earnings of $0.32 per share in the prior-year period. Core losses were $(0.15) per share compared to core earnings of $0.12 per share in the first half of 2010. The decrease in core earnings reflects Homer City outages, lower realized energy prices, and higher plant maintenance costs.

Edison International parent company and other basic losses in the first half of 2011 were $(0.02) per share compared to basic earnings of $0.02 per share in the first half of 2010. Core losses were $(0.02) per share in the 2011 period compared to core losses of $(0.06) in the 2010 period. Non-core items in the 2010 period included tax settlement impacts at Edison International as well as SCE and EMG.

2011 Earnings Guidance

Edison International reaffirmed its 2011 core earnings guidance of $2.60 to $2.90 per share and its basic earnings per share guidance to reflect year-to-date non-core items. See the risk disclosure statement on page 4 and the financial teleconference presentation accompanying the company’s earnings conference call for further information.

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Edison International Reports Second Quarter 2011 Financial Results

Reconciliation of Core Earnings Guidance to

Basic Earnings Guidance1

Core Earnings Per Share[1]	May 2, 2011 2011 Earnings Guidance	August 4, 2011 2011 Earnings Guidance
EIX core earnings	$ 2.60 – $ 2.90	$ 2.60 – $ 2.90
Non-Core Items[2]	(0.01)	(0.01)
EIX basic earnings per share	$ 2.59 – $ 2.89	$ 2.59 - $ 2.89

Midpoint of 2011 core guidance by business segment:
SCE	$ 3.08	$ 3.08
EMG	(0.19)	(0.19)
EIX parent company and other	(0.14)	(0.14)
Total	$ 2.75	$ 2.75

1	See Use of Non-GAAP Financial Measures on page 4. Basic earnings per share refer to basic earnings per common share attributable to Edison International common shareholders.
2	Represents results of discontinued operations for the first three months and six months of 2011, respectively.

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities, and Edison Mission Group, a competitive power generation business.

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Edison International Reports Second Quarter 2011 Financial Results

Appendix

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and core earnings per share (core EPS) by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and core EPS by principal operating subsidiary when communicating with analysts and investors regarding our earnings results and outlook to facilitate comparisons of the Company’s performance from period to period. Financial measures referred to net income, basic EPS, core earnings, or core EPS also applies to the description of losses or losses per share.

Core earnings is a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings and core EPS are defined as GAAP earnings and basic EPS excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. GAAP earnings refer to net income attributable to Edison International common shareholders or attributable to the common shareholders of each subsidiary. Core earnings are reconciled to GAAP earnings in the attached tables. EPS by principal operating subsidiary is based on the principal operating subsidiaries’ net income attributable to the common shareholders of each operating subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EIX core EPS and core EPS by principal operating subsidiary are reconciled to basic EPS.

Risk Disclosure Statement

Forward-looking statements about the financial outlook for Edison International and its subsidiaries are included in this news release. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2010 Form 10-K, most recent Form 10-Q, and other reports filed with the Securities and Exchange Commission which are available at: www.edison.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Reminder: Edison International Will Hold a Conference Call Today

When:	Thursday, August 4, 2011, 8:00 a.m. (Pacific Daylight Time)
Telephone Numbers:	1-800-369-2198 (US) and 1-773-756-4618 (Int’l) - Passcode: Edison
Telephone Replay:	1-800-873-1933 (US) and 1-203-369-3374 (Int’l) - Passcode: 468529
Webcast:	www.edison.com

Edison International Reports Second Quarter 2011 Financial Results

Summary Financial Schedules

Second Quarter Basic Earnings Per Share

	Quarter Ended June 30,

Per Share (Unaudited)	2011	2010	Change
SCE	$ 0.65	$ 0.92	$ (0.27)
EMG	(0.09)	0.08	(0.17)
EIX parent company and other	(0.02)	0.05	(0.07)
EIX earnings from continuing operations	0.54	1.05	(0.51)
EIX loss from discontinued operations	—	—	—
EIX basic earnings[1]	$ 0.54	$ 1.05	$ (0.51)

EIX diluted earnings	$ 0.54	$ 1.05	$ (0.51)

1	The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for the quarter ended June 30, 2011 and $(0.01) per share for the quarter ended June 30, 2010.

Second Quarter Reconciliation of Core Earnings Per Share to Basic Earnings Per Share

			Quarter Ended June 30,

Per Share (Unaudited)			2011	2010	Change
Core Earnings[1]
SCE			$ 0.65	$ 0.75	$ (0.10)
EMG			(0.09)	(0.10)	0.01
EIX parent company and other			(0.02)	(0.03)	0.01
EIX core earnings			0.54	0.62	(0.08)
Non-core items
Overall tax settlement			—	0.43	(0.43)
	2011	2010
SCE	$ —	$ 0.17
EMG	—	0.18
EIX parent company and other	—	0.08
EMG – discontinued operations			—	—	—
Total non-core items			—	0.43	(0.43)
EIX basic earnings[1]			$ 0.54	$ 1.05	$ (0.51)

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for the quarter ended June 30, 2011 and $(0.01) per share for the quarter ended June 30, 2010.

Edison International Reports Second Quarter 2011 Financial Results

Second Quarter GAAP Earnings (Loss)

			Quarter Ended June 30,

(In Millions) (Unaudited)			2011	2010	Change

SCE			$ 211	$ 301	$ (90)
EMG			(30)	26	(56)
EIX parent company and other			(4)	16	(20)
EIX earnings from continuing operations			177	343	(166)
EIX earnings (loss) from discontinued operations			(1)	1	(2)
EIX GAAP earnings			$ 176	$ 344	$ (168)

Second Quarter Reconciliation of Core Earnings to GAAP Earnings (Loss)
			Quarter Ended June 30,

(In Millions) (Unaudited)			2011	2010	Change
Core Earnings[1]
SCE			$ 211	$ 248	$ (37)
EMG			(30)	(32)	2
EIX parent company and other			(4)	(11)	7
EIX core earnings			177	205	(28)
Non-core items
Overall tax settlement			—	138	(138)
	2011	2010
SCE	$ —	$ 53
EMG	—	58
EIX parent company and other	—	27
EMG – discontinued operations			(1)	1	(2)
Total non-core items			(1)	139	(140)
EIX GAAP earnings			$ 176	$ 344	$ (168)

1	See Use of Non-GAAP Financial Measures on page 4.

Edison International Reports Second Quarter 2011 Financial Results

Year-to-Date Basic Earnings Per Share

			Year-to-Date June 30,

Per Share (Unaudited)			2011	2010	Change
SCE			$ 1.33	$ 1.43	$ (0.10)
EMG			(0.15)	0.30	(0.45)
EIX parent company and other			(0.02)	0.02	(0.04)
EIX earnings from continuing operations			1.16	1.75	(0.59)
EIX earnings (loss) from discontinued operations			(0.01)	0.02	(0.03)
EIX basic earnings[1]			$ 1.15	$ 1.77	$ (0.62)

EIX diluted earnings			$ 1.15	$ 1.77	$ (0.62)

1       The impact of participating securities is included in EIX parent company and other and was zero per share for the year-to-date ended June 30, 2011 and $(0.01) per share for the year-to-date ended June 30, 2010.

Year-to-Date Reconciliation of Core Earnings Per Share to Basic Earnings Per Share

			Year-to-date June 30,

Per Share (Unaudited)			2011	2010	Change
Core Earnings[1]
SCE			$ 1.33	$ 1.38	$ (0.05)
EMG			(0.15)	0.12	(0.27)
EIX parent company and other			(0.02)	(0.06)	0.04
EIX core earnings			1.16	1.44	(0.28)
Non-core items
SCE – tax impacts of health care legislation			—	(0.12)	0.12
Overall tax settlement			—	0.43	(0.43)
	2011	2010
SCE	$ —	$ 0.17
EMG	—	0.18
EIX parent company and other	—	0.08
EMG – discontinued operations			(0.01)	0.02	(0.03)
Total non-core items			(0.01)	0.33	(0.34)
EIX basic earnings[1]			$ 1.15	$ 1.77	$ (0.62)

1	See Use of Non-GAAP Financial Measures on page 4. The impact of participating securities is included in EIX parent company and other and was zero per share for the year-to-date ended June 30, 2011 and $(0.01) per share for the year-to-date ended June 30, 2010.

Edison International Reports Second Quarter 2011 Financial Results

Year-to-Date GAAP Earnings

			Year-to-Date June 30,

(In Millions) (Unaudited)			2011	2010	Change
SCE			$ 433	$ 465	$ (32)
EMG			(48)	96	(144)
EIX parent company and other			(6)	11	(17)
EIX earnings from continuing operations			379	572	(193)
EIX earnings (loss) from discontinued operations			(3)	8	(11)
EIX GAAP earnings			$ 376	$ 580	$ (204)

Year-to-Date Reconciliation of Core Earnings to GAAP Earnings

			Year-to-Date June 30,

(In Millions) (Unaudited)			2011	2010	Change
Core Earnings[1]
SCE			$ 433	$ 451	$ (18)
EMG			(48)	38	(86)
EIX parent company and other			(6)	(16)	10
EIX core earnings			379	473	(94)
Non-core items
SCE – tax impacts of health care legislation			—	(39)	39
Overall tax settlement			—	138	(138)
	2011	2010
SCE	$ —	$ 53
EMG	—	58
EIX parent company and other	—	27
EMG – discontinued operations			(3)	8	(11)
Total non-core items			(3)	107	(110)
EIX GAAP earnings			$ 376	$ 580	$ (204)

1	See Use of Non-GAAP Financial Measures on page 4.

Edison International Reports Second Quarter 2011 Financial Results

Edison International

Consolidated Statements of Income

	Three months ended June 30,		Six months ended June 30,
(in millions, except per-share amounts, unaudited)	2011	2010	2011	2010
Electric utility	$2,445	$2,246	$4,676	$4,405
Competitive power generation	538	495	1,090	1,147
Total operating revenue	2,983	2,741	5,766	5,552
Fuel	256	254	515	549
Purchased power	649	612	1,158	1,220
Operations and maintenance	1,263	1,144	2,412	2,183
Depreciation, decommissioning and amortization	435	380	852	749
Total operating expenses	2,603	2,390	4,937	4,701
Operating income	380	351	829	851
Interest and dividend income	30	4	34	23
Equity in income from unconsolidated affiliates – net	18	20	12	39
Other income	42	36	83	70
Interest expense	(203)	(175)	(398)	(343)
Other expenses	(13)	(16)	(25)	(28)
Income from continuing operations before income taxes	254	220	535	612
Income tax expense (benefit)	62	(136)	127	14
Income from continuing operations	192	356	408	598
Income (loss) from discontinued operations – net of tax	(1)	1	(3)	8
Net income	191	357	405	606
Dividends on preferred and preference stock of utility	15	13	29	26
Net income attributable to Edison International common shareholders	$176	$344	$376	$580
Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$177	$343	$379	$572
Income (loss) from discontinued operations, net of tax	(1)	1	(3)	8
Net income attributable to Edison International common shareholders	$176	$344	$376	$580
Basic earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326	326	326
Continuing operations	$0.54	$1.05	$1.16	$1.75
Discontinued operations	—	—	(0.01)	0.02
Total	$0.54	$1.05	$1.15	$1.77
Diluted earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	329	327	328	327
Continuing operations	$0.54	$1.05	$1.16	$1.75
Discontinued operations	—	—	(0.01)	0.02
Total	$0.54	$1.05	$1.15	$1.77
Dividends declared per common share	$0.320	$0.315	$0.640	$0.630

Edison International Reports Second Quarter 2011 Financial Results

Edison International

Consolidated Balance Sheets

(in millions, unaudited)	June 30, 2011	December 31, 2010
ASSETS
Cash and cash equivalents	$945	$1,389
Receivables, less allowances of $87 and $85 for uncollectible accounts at respective dates	1,018	931
Accrued unbilled revenue	619	442
Inventory	589	568
Prepaid taxes	356	390
Derivative assets	117	133
Restricted cash	11	2
Margin and collateral deposits	65	65
Regulatory assets	469	378
Other current assets	148	124
Total current assets	4,337	4,422
Nuclear decommissioning trusts	3,657	3,480
Investments in unconsolidated affiliates	552	559
Other investments	231	223
Total investments	4,440	4,262
Utility property, plant and equipment, less accumulated depreciation of $6,486 and $6,319 at respective dates	25,847	24,778
Competitive power generation and other property, plant and equipment, less accumulated depreciation of $2,009 and $1,865 at respective dates	5,613	5,406
Total property, plant and equipment	31,460	30,184
Derivative assets	242	437
Restricted deposits	27	47
Rent payments in excess of levelized rent expense under plant operating leases	1,288	1,187
Regulatory assets	4,690	4,347
Other long-term assets	591	644
Total long-term assets	6,838	6,662

Total assets	$47,075	$45,530

Edison International Reports Second Quarter 2011 Financial Results

Edison International

Consolidated Balance Sheets

(in millions, except share amounts, unaudited)	June 30, 2011	December 31, 2010
LIABILITIES AND EQUITY
Short-term debt	$388	$115
Current portion of long-term debt	53	48
Accounts payable	1,110	1,362
Accrued taxes	33	52
Accrued interest	225	205
Customer deposits	208	217
Derivative liabilities	238	217
Regulatory liabilities	820	738
Other current liabilities	807	998
Total current liabilities	3,882	3,952
Long-term debt	12,956	12,371
Deferred income taxes	5,819	5,625
Deferred investment tax credits	132	122
Customer advances	121	112
Derivative liabilities	580	468
Pensions and benefits	2,306	2,260
Asset retirement obligations	2,616	2,561
Regulatory liabilities	4,759	4,524
Other deferred credits and other long-term liabilities	2,147	2,041
Total deferred credits and other liabilities	18,480	17,713
Total liabilities	35,318	34,036
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,347	2,331
Accumulated other comprehensive loss	(97)	(76)
Retained earnings	8,476	8,328
Total Edison International’s common shareholders’ equity	10,726	10,583
Preferred and preference stock of utility	1,029	907
Other noncontrolling interests	2	4
Total noncontrolling interests	1,031	911
Total equity	11,757	11,494
Total liabilities and equity	$47,075	$45,530

Edison International Reports Second Quarter 2011 Financial Results

Edison International

Consolidated Statements of Cash Flows

	Six months ended June 30,
(in millions, unaudited)	2011	2010
Cash flows from operating activities:
Net income	$ 405	$ 606
Less: Income (loss) from discontinued operations	(3)	8
Income from continuing operations	408	598
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	852	749
Regulatory impacts of net nuclear decommissioning trust earnings (reflected in accumulated depreciation)	75	74
Other amortization	75	56
Lease terminations and other	7	2
Stock-based compensation	15	14
Equity in income from unconsolidated affiliates – net	(12)	(39)
Distributions from unconsolidated entities	15	39
Deferred income taxes and investment tax credits	223	247
Proceeds from U.S. treasury grants	—	92
Income from leveraged leases	(3)	(2)
Changes in operating assets and liabilities:
Receivables	64	13
Inventory	(21)	(36)
Margin and collateral deposits – net of collateral received	1	12
Prepaid taxes	34	(167)
Other current assets	(189)	(136)
Rent payments in excess of levelized rent expense	(101)	(111)
Accounts payable	66	(114)
Accrued taxes	(19)	(69)
Other current liabilities	(212)	(164)
Derivative assets and liabilities – net	303	806
Regulatory assets and liabilities – net	(260)	(720)
Other assets	(38)	(38)
Other liabilities	(58)	(152)
Operating cash flows from discontinued operations	(3)	8
Net cash provided by operating activities	1,222	962
Cash flows from financing activities:
Long-term debt issued	592	645
Long-term debt issuance costs	(5)	(19)
Long-term debt repaid	(30)	(366)
Bonds purchased	(56)	—
Preference stock issued – net	123	—
Short-term debt financing – net	292	410
Settlements of stock-based compensation – net	(13)	(2)
Dividends and distributions to noncontrolling interests	(28)	(25)
Dividends paid	(209)	(205)
Net cash provided by financing activities	$ 666	$ 438

Edison International Reports Second Quarter 2011 Financial Results

Edison International

Consolidated Statements of Cash Flows

	Six months ended June 30,
(in millions, unaudited)	2011	2010
Cash flows from investing activities:
Capital expenditures	$(2,256)	$(2,070)
Purchase of interest in acquired companies	—	(4)
Proceeds from sale of nuclear decommissioning trust investments	1,146	600
Purchases of nuclear decommissioning trust investments and other	(1,230)	(697)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	5	44
Investments in other assets	3	13
Effect of consolidation and deconsolidation of variable interest entities	—	(91)
Net cash used by investing activities	(2,332)	(2,205)
Net decrease in cash and cash equivalents	(444)	(805)
Cash and cash equivalents, beginning of period	1,389	1,673
Cash and cash equivalents, end of period	$945	$868